2011 Shareholders Meeting

XO Management

15 June 2011

Cautionary Language Concerning Forward-Looking Statements

The statements contained in this presentation that are not historical facts are "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties. These statements include those describing XO Holdings, Inc's ("XO") expected future business and network operations, results of operations and its ability to execute on its plans and take advantage of opportunities. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties and actual results, performance, and/or achievements of XO may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, the ability of XO to raise additional capital on financially favorable terms and those risks and uncertainties described from time to time in the reports filed by XO with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and its quarterly reports on Form 10-Q. XO undertakes no obligation to update any forward-looking statements.

Market Coverage:

Serves business, enterprise, government and carrier customers operating in 86 markets

Network :

Unique combination of nationwide and metro fiber networks, broadband wireless capabilities, and global reach to deliver innovative services

XO Profile:

* Revenue: $1.53B in 2010
* Employees: 3,654 as of 28 Feb 2011
* Business Units:
  XO Business Services
  XO Carrier Services
  XO Small Business Services

Product Suite:

Strong product portfolio of innovative communication solutions with advanced IP and converged communication services

Channels to Market:

Direct, inbound sales and agent sales force

… A customer-focused communications provider of advanced broadband services


4%
$1,478
$1,521
$1,529
2008
2009
2010
$1,530
$1,505
$1,480
$1,455
$1,430
$1,405

Revenue


74%
$110
$153
$191
2008
2009
2010
$200
$175
$150
$125
$100
$75

Adjusted EBITDA

Despite tough economic conditions of the past 3 years,
XO revenue and adjusted EBITDA grew by 4% and 74% respectively

Broadband Revenue


34%
$671
$798
$896
$950
$800
$650
2008
2009
2010

Strong performance in Broadband services - 34% growth (2010 vs. 2008)

- Broader network reach
  - Increased EoC footprint by 30%
  - Expanded international service capabilities to more than 45 countries
- Enhanced IP services portfolio and industry leadership position
  - Launched XO Enterprise SIP, Ethernet VPLS and 40 Gbps services
  - Recognized as the leading North American VoIP and SIP trunking services provider by Frost & Sullivan; ranked among top 5 U.S. Ethernet services providers
- Refocus Legacy Products
  - Optimize Legacy/TDM Services
  - Grow IP/Data-based SMB services through innovative solutions

XO Holdings | 2010 Condensed Financials

Income Statement

($'s in mils)	2010	%of Rev	2009	%of Rev
Revenue	$ 1,529.2		$ 1,521.3	
Total Cost of Service	869.4		880.0	
Gross Margin	$ 659.8	43.1%	$ 641.3	42.2%
SG&A	468.8	30.7%	488.7	32.1%
ADJUSTED EBITDA*	$ 191.0	12.5%	$ 152.6	10.0%
Capital Expenditures	$ 211.7		$ 199.0	

* Adjusted EBITDA excludes stock-based compensation

Balance Sheet

($'s in mils)	2010	2009
ASSETS		
Cash and Marketable Securities	$ 69.8	$ 364.5
Current Assets	165.3	183.0
Property and Equipment	839.6	795.2
Other Assets	58.7	67.1
TOTAL ASSETS	**$ 1,133.4**	**$ 1,409.8**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Total Current Liabilities	$ 282.5	$ 297.8
Other Long-Term Liabilities	136.2	125.7
TOTAL LIABILITIES	$ 418.7	$ 423.5
PREFERRED STOCK	$ 908.3	$ 1,093.9
TOTAL STOCKHOLDERS' EQUITY	$ (193.6)	$ (107.6)
Total LIABILITIES, PREFERRED STOCK, AND STOCKHOLDERS' EQUITY	**$ 1,133.4**	**$ 1,409.8**

Sustain Momentum

- Accelerate strategic revenue growth through continued expansion of our IP and Ethernet networks
- Deliver an industry-leading customer experience
- Further investment in IP-based services

Leverage Our Core Assets

- Improve network reliability and cost structure
- Invest in personnel training and certification required for IP-based services
- Enhance sales and marketing programs

Address Financing Requirements

- Raise capital to remain competitive

XO remains optimistic in our momentum and ability to leverage company assets. However, given the current macroeconomic conditions, XO will continue to face short term challenges in the highly competitive telecommunications industry. Without further funding, we may be required to limit or scale our operations.